UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

IDW Media Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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IDW MEDIA HOLDINGS, INC.
520 Broad Street
Newark, New Jersey 07102
(973) 438-3385

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	12:00 p.m., Eastern Time, on Tuesday, April 5, 2022
PLACE:	Offices of IDW Media Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102
ITEMS OF BUSINESS:	1. To elect seven directors, each for a term of one year.

2.      To approve an amendment to the IDW Media Holdings, Inc. 2019 Stock Option and Incentive Plan that will increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 1,850,000.

3.      To ratify the appointment of Zwick & Banyai, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022.

4.      To transact other business as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record as of the close of business in New York, New York on February 22, 2022.
PROXY VOTING:	You can vote either in person at the Annual Stockholders Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”
ANNUAL STOCKHOLDERS MEETING IN-PERSON ADMISSION:

If you were a stockholder of record as of February 22, 2022, a form of personal photo identification must be presented in order to be admitted to the Annual Stockholders Meeting along with a COVID-19 vaccination record card from the Centers for Disease Control and Prevention (“CDC”), or proof of a negative COVID-19 test result (PCR or antigen) from within 24 hours of the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of February 22, 2022 with you to the Annual Stockholders Meeting, as well as a form of personal photo identification and a COVID-19 vaccination record card from the CDC or proof of a negative COVID-19 test result (PCR or antigen) from within 24 hours of the Annual Meeting.

The Company requests that any stockholder seeking to attend the Annual Stockholders Meeting in person first email the Company’s investor relations department at investor.relations@idwmh.com to RSVP.

ANNUAL STOCKHOLDERS MEETING DIRECTIONS:	You may request directions to the Annual Stockholders Meeting via email at investor.relations@idwmh.com or by calling IDW Media Holdings Investor Relations at (973) 438-3385.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE IDW MEDIA HOLDINGS, INC. ANNUAL STOCKHOLDERS MEETING TO BE HELD ON APRIL 5, 2022:
The Notice of Annual Meeting of Stockholders and Proxy Statement and the 2021 Annual Report are available at:
www.idwmediaholdings.com/corporate-governance

BY ORDER OF THE BOARD OF DIRECTORS

Brooke T. Feinstein
Chief Financial Officer & Corporate Secretary

Newark, New Jersey
February 28, 2022

IDW MEDIA HOLDINGS, INC.
520 Broad Street
Newark, New Jersey 07102
(973) 438-3385

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PROXY STATEMENT

_____________________________________________

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished to the stockholders of record of IDW Media Holdings, Inc., a Delaware corporation (the “Company” or “IDW”), as of the close of business in New York, New York on February 22, 2022, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Stockholders Meeting”). The Annual Stockholders Meeting will be held on Tuesday, April 5, 2022 at 12:00 p.m., Eastern Time, in the Offices of the Company, 520 Broad Street, Newark, New Jersey 07102. The shares of the Company’s Class C Common Stock, par value $0.01 per share (“Class C Common Stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Stockholders Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Stockholders Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about March 7, 2022.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Stockholders Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Stockholders Meeting to the beneficial owners of Class C Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business in New York, New York on February 22, 2022 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class C Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Stockholders Meeting. As of the close of business on the Record Date, the Company had 12,976,036 shares outstanding and entitled to vote at the Annual Stockholders Meeting, consisting of 545,360 shares of Class C Common Stock and 12,430,676 shares of Class B Common Stock.

Stockholders are entitled to three votes for each share of Class C Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class C Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Stockholders Meeting or by proxy without attending the meeting.

Beneficial holders of Class C Common Stock and Class B Common Stock as of the close of business in New York, New York on the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Stockholders Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Stockholders

Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Stockholders Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not properly revoked prior to the meeting will be voted at the Annual Stockholders Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Stockholders Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matter to be raised at the Annual Stockholders Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Stockholders Meeting by delivering to the Company (to the attention of Brooke T. Feinstein, Corporate Secretary), 520 Broad Street, Newark, New Jersey 07102, a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Stockholders Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Stockholders Meeting.

Quorum and Vote Required

The presence at the Annual Stockholders Meeting of a majority of the voting power of outstanding Class C Common Stock and Class B Common Stock (voting together as a single class), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Stockholders Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Stockholders Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power of shares that are voted on a relevant proposal at the Annual Stockholders Meeting will be required for the approval of the election of any director (Proposal No. 1), the amendment to the Company’s 2019 Stock Option and Incentive Plan, as amended and restated (the “2019 Plan”) (Proposal No. 2) and the ratification of the appointment of Zwick & Banyai, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022 (Proposal No. 3). This means that the number of votes cast “for” a director nominee or “for” Proposals No. 2 or 3 must exceed the number of votes cast “against” that director nominee or Proposals No. 2 or 3, respectively. Abstentions are not counted as votes “for” or “against” a director nominee or any of these proposals.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Stockholders Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE American. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Stockholders Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE American rules to vote your shares on the ratification of the Company’s independent registered public accounting firm for Fiscal 2022 (Proposal No. 3), even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors

(Proposal No. 1), the adoption of an amendment to the 2019 Plan (Proposal No. 2) or on any stockholder proposal or other matter raised at the Annual Stockholders Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Stockholders Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Brooke T. Feinstein, Corporate Secretary, IDW Media Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-3385, and we will promptly forward to such stockholder a separate Annual Report and/or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on October 31st of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2021 refers to the fiscal year ended October 31, 2021).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the NYSE American. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the NYSE American’s corporate governance listing requirements available to it because it is a “controlled company”.

In accordance with applicable sections of the NYSE American Company Guide, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Corporate Governance section of our website at www.idwmediaholdings.com/corporate-governance and which also are available in print to any stockholder upon written request to the Corporate Secretary.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that 50% or more of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance and Nominating Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Corporate Governance section of our website at www.idwmediaholdings.com/corporate-governance. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the NYSE American Company Guide definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.      During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.      During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.      (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.      Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.      The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax-exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $200,000 or (b) five percent of the consolidated gross revenues of such other company. The Corporate Governance and Nominating Committee will review the materiality of such relationship to tax-exempt organizations to determine if such director qualifies as independent.

In addition, all members of the Company’s Audit Committee must meet the independence requirements of Section 2014.10A-3 of the Securities Exchange Act of 1934, which are set forth in the Audit Committee Charter.

Based on the review and recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has determined that each of Perry Davis, Irwin Katsof, Allan Grafman and Christopher McGurk is independent in accordance with the Corporate Governance Guidelines and the Audit Committee Charter and, thus, that more than 50% of the current Board of Directors, more than 50% of the director nominees, and each member or nominee intended to become a member of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, is independent.

As used herein, the term “non-employee director” shall mean any director who is not an employee or consultant of the Company and who is deemed to be independent by the Board of Directors. Therefore, none of Sanford R. Climan, Howard S. Jonas and Amy Jonas is a non-employee director.

Director Selection Process

The Corporate Governance and Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board, whose contact information is provided below under the heading “Director Communications.” The nominees under “Proposal No. 1 — Election of Directors” were nominated by the Corporate Governance and Nominating Committee. See “The Corporate Governance and Nominating Committee” section, below.

The Corporate Governance and Nominating Committee consider candidates suggested by its members, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, an overview of each nominee’s experience, qualifications, attributes and skills is provided that led the Corporate Governance and Nominating Committee to determine that each nominee should serve as a director.

Director Communications

Stockholders and other interested parties may communicate with (i) the Board of Directors, by contacting the Chairman of the Board; (ii) the non-employee directors by contacting the Lead Independent Director (currently Perry Davis), and (iii) the Audit, Compensation or Corporate Governance and Nominating Committees of the Board of Directors by contacting the respective Chairs of such committees. All communications should be in writing, should indicate in the address whether it is intended for the Chairman of the Board, the Lead Independent Director, or a Committee Chair, and should be directed care of IDW Media Holdings, Inc.’s Corporate Secretary, Stockholder Communications, IDW Media Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102.

The Corporate Secretary will relay correspondence (i) intended for the Board of Directors, to the Chairman of the Board, who will, in turn, relay such correspondence to the entire Board of Directors, (ii) intended for the non-employee directors to the Lead Independent Director, and (iii) intended for the Audit, Compensation, and Corporate Governance and Nominating Committees to the Chairs of such committees.

The Corporate Secretary may filter out and disregard (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that is described by one of the following categories:

•        Obscene materials;

•        Unsolicited marketing or advertising material or mass mailings;

•        Unsolicited newsletters, newspapers, magazines, books and publications;

•        Surveys and questionnaires;

•        Resumes and other forms of job inquiries;

•        Requests for business contacts or referrals;

•        Material that is threatening or illegal; and

•        Any communications or materials that are not in writing

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•        Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•        Routine invoices, bills, account statements and related communications that can be appropriately addressed by management

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The Board of Directors is currently comprised of Howard S. Jonas, Sanford R. Climan, Perry Davis, Allan I. Grafman, Amy Jonas, Irwin Katsof and Christopher McGurk. In addition, the Company’s Third Amended and Restated By-Laws enable the Board to appoint an ex-officio (non-voting) director to serve on the Board, and Marc E. Knoller was elected to serve in this capacity on December 3, 2021. Howard S. Jonas serves as the Chairman of the Board of Directors.

Upon recommendation of the Corporate Governance and Nominating Committee, the Board nominated each of Howard S. Jonas, Sanford R. Climan, Perry Davis, Allan I. Grafman, Amy Jonas, Irwin Katsof and Christopher McGurk for re-election as a director.

The Board of Directors held ten meetings in Fiscal 2021. In Fiscal 2021, each of the directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s 2022 annual meeting of stockholders, in person or via video link.

Board of Directors Leadership Structure and Risk Oversight Role

Our Chairman of the Board, Howard S. Jonas, provides overall leadership to the Board of Directors. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. The Board has determined that, given Howard S. Jonas’ leadership skills, relationships with the members of management and other members of the Board, and prior positions where he acted as leader and provided oversight over different bodies, he is well suited to be the Chairman of the Board at the present time. Howard S. Jonas has been Chairman of the Board since our inception, and also served as Chief Executive Officer from February 2019 through April 2020.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. The risk management oversight roles of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee (each of which is comprised solely of independent directors), discussed below, provide an appropriate and effective balance to the role of the Chairman of the Board. With the oversight of the full Board of Directors, the Company’s management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

The NYSE American Company Guide requires that the non-employee directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors.

Perry Davis, an independent director, has served as the “Lead Independent Director” since July 28, 2021.

As stated above, each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations and security risks. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance and Nominating Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management succession planning.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

The Audit Committee

The Audit Committee currently consists of Messrs. Grafman (Chairman), Davis and Katsof. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.idwmediaholdings.com/corporate-governance, and is also available in print to any stockholder upon request to the Corporate Secretary. The principal duties of the Audit Committee under its written charter include: (i) responsibilities associated with our external and internal audit staffing and planning; (ii) accounting and financial reporting issues associated with our financial statements and filings with the SEC; (iii) financial and accounting organization and internal controls; (iv) auditor independence and approval of non-audit services; and (v) “whistle-blower” procedures for reporting questionable accounting and audit practices. The Audit Committee held four meetings during Fiscal 2021.

The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the applicable NYSE American listing standards and the Sarbanes-Oxley Act of 2002, and (ii) Mr. Grafman qualifies as an “audit committee financial expert,” as determined by the Board of Directors in accordance with SEC rules.

The Compensation Committee

The Compensation Committee currently consists of Messrs. Katsof (Chairman), Davis and Grafman. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.idwmediaholdings.com/corporate-governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the 2019 Plan and its predecessor, the Company’s 2009 Stock Option and Incentive Plan, as amended and restated, and recommending to the Board of Directors the nature and amount of the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee held six meetings during Fiscal 2021. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the applicable NYSE American listing standards.

The Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee currently consists of Messrs. McGurk (Chairman), Davis and Katsof. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.idwmediaholdings.com/corporate-governance, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Corporate Governance and Nominating Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance and Nominating Committee reviews (i) the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) any potential conflicts of interest of independent directors, (iii) related person transactions, and (iv) determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance and Nominating Committee held three meetings in Fiscal 2021. The Board of Directors has determined that all of the members of the Corporate Governance and Nominating Committee are independent within the applicable NYSE American listing standards.

The Corporate Governance and Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors; (ii) recommending candidates to fill new or vacant positions on the Board of Directors; and (iii) conducting appropriate inquiries into the backgrounds of potential candidates.

FISCAL 2021 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2021 was comprised of cash and equity compensation, consisting of awards of fully vested restricted shares of Class B Common Stock. Perry Davis, Irwin Katsof, Allan Grafman and Christopher McGurk were the only non-employee directors during Fiscal 2021, all of whom served as non-employee directors during all of Fiscal 2021. Each of Messrs. Davis, Katsof, Grafman and McGurk is a current non-employee director.

Until March 11, 2021, each non-employee director of the Company who attended at least 75% of the meetings of the Board of Directors during a calendar year received an annual cash retainer of $12,000. Such payment was made in January of the calendar year following attendance of at least 75% of the Board of Directors meetings during the preceding year, and is pro-rated for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable Board of Directors meetings for such partial year. The Company’s Chief Executive Officer was authorized, in his discretion, to waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. The Compensation Committee periodically reviews our director compensation practices.

On March 11, 2021, the Compensation Committee (1) increased the above-described $12,000 cash retainer to $18,000, resulting in the payment made in January 2022 to each non-employee director to be $18,000 instead of $12,000, (2) authorized the grant to each non-employee director of fully vested restricted shares of our Class B common stock issued pursuant to the Company’s 2019 Plan valued at $6,000 based on the closing stock trading price of our Class B common stock on March 10, 2021, resulting in 1,500 shares being issued to each non-employee director, for service provided in calendar 2021, and (3) from and after January 5, 2022, each non-employee director is or was entitled to receive a grant of fully vested restricted shares of our Class B common stock issued pursuant to the 2019 Plan valued at $6,000 based on the average of the high and low stock trading price of our Class B common stock on the business day immediately prior to the grant date, for service to be provided in forthcoming calendar year.

During Fiscal 2021, the Company granted, pursuant to the 2019 Plan, 1,500 fully vested restricted shares of Class B Common Stock on March 11, 2021 to each of Messrs. Davis, Katsof, Grafman and McGurk for service as a non-employee director during calendar 2021. In addition, each of Messrs. Davis, Katsof, Grafman and McGurk were paid $18,000 for service as a non-employee director during calendar 2021,

Director Board Retainers

Other than as described above, a retainer is not paid for serving as a non-employee director.

Committee Fees

Non-employee directors do not receive fees for committee service or serving as chairs of committees.

Lead Independent Director

The Lead Independent Director (currently Mr. Davis) does not receive an additional fee for serving in such position.

Fiscal 2021 Director Compensation Table

The following table lists Fiscal 2021 compensation for any person who served as a non-employee director during Fiscal 2021. This table does not include compensation to Howard S. Jonas, Sanford R. Climan or Amy Jonas, as they were not non-employee directors and did not receive any compensation for their service as directors.

Name	Dates of Board Service During Fiscal 2021	Fees Earned or Paid in Cash ($)		Stock Awards ($)		All Other Compensation ($)	Total ($)
Perry Davis	11/01/2020 – 10/31/2021	18,000	(1)	5,850	(2)	0	23,850
Irwin Katsof	11/01/2020 – 10/31/2021	18,000	(1)	5,850	(2)	0	23,850
Allan Grafman	11/01/2020 – 10/31/2021	18,000	(1)	5,850	(2)	0	23,850
Christopher McGurk	11/01/2020 – 10/31/2021	18,000	(1)	5,850	(2)	0	23,850

____________

(1)      Represents the annual Board of Directors retainer earned in Fiscal 2021.

(2)      Represents the grant date fair value of awards of 1,500 fully vested restricted shares of Class B Common Stock issued on March 11, 2021 computed in accordance with FASB ASC Topic 718.

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance and Nominating Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance and Nominating Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance and Nominating Committee for approval or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance and Nominating Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance and Nominating Committee at its next regularly scheduled meeting or to the Chairman of the Corporate Governance and Nominating Committee prior to such meeting. The Corporate Governance and Nominating Committee will evaluate all options available, including revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons; Certain Relationships

On July 14, 2020, the Company and Howard S. Jonas, the Company’s Chairman of the Board, executed a share purchase agreement pursuant to which the Company agreed to sell all of the stock of CTM Media Group Inc. (“CTM”) to Mr. Jonas or his assignee (the “CTM Sale”) for (i) the cancelation of $3.75 million of indebtedness owed to Mr. Jonas by the Company, (ii) a contingent payment of up to $3.25 million based upon a recovery of quarterly revenues of CTM to 90% of its fiscal 2019 levels during the 18-month period following the closing of the CTM Sale, and (iii) a contingent payment if CTM is sold within 36 months from the closing of the CTM Sale for more than $4.5 million. Prior to executing the share purchase agreement, the Company obtained a third-party’s valuation of CTM and a fairness opinion that stated the consideration being received by the Company in the CTM Sale was fair. In addition to the Company’s Board of Directors approving the CTM Sale, the Audit Committee of the Board of Directors, which is comprised entirely of independent directors, approved the CTM Sale in compliance with the Company’s Statement of Policy with respect to Related Person Transactions. The CTM Sale closed on February 15, 2021.

On August 21, 2018, the Company entered into a loan agreement with Howard S. Jonas, the Company’s Chairman of the Board (who, at the time was also the Company’s Chief Executive Officer and majority stockholder) for $5,000,000. Interest accrued at prime rate plus 1% and the loan had a maturity date of August 20, 2022. Payment of principal and interest were payable from 70% of the Free Cash Flow, as defined in the loan agreement, of CTM. All outstanding shares of CTM stock were pledged as security under the agreement. On December 1, 2019, the Company amended the agreement providing that up to 60% of the interest due may, at the option of the Company, be paid in shares of Class B common stock (and the remaining amount in cash) with such shares valued based on the average closing prices for the Class B common stock on the ten trading days immediately prior to the applicable interest due date. The shares issued in connection with the loan interest was 63,255. Interest on the loan was due and payable quarterly. In conjunction with the loan, the Company issued the Chairman a warrant to purchase up to 89,243 shares of the Company’s Class B Common Stock at a price per share of $42.02. The warrant expires August 21, 2023. On July 13, 2020, $1,250,000 of the loan was converted into 314,070 shares of Class B Common Stock. On February 15, 2021, the Company closed the CTM Sale and since the cancelation of the indebtedness was the purchase price the Company wrote down the principal balance of the loan of $3,750,000 to $0.

On August 6, 2021, the Company closed a registered public offering of its Class B common stock underwritten by EF Hutton, division of Benchmark Investments, Inc. In the offering, the HSJ 2020 IDT Annuity Trust, an affiliate of Howard S. Jonas, the Company’s Chairman of the Board, purchased 640,000 shares of the Company’s Class B common stock for a price per share of $3.60 for an aggregate purchase price of $2,304,000.

On January 13, 2022, the Compensation Committee approved a grant under to the 2019 Plan (effective upon the execution of an employment agreement, and following stockholder approval of an amendment to the 2019 Plan at the Annual Stockholders Meeting to increase the number of shares available for issuance under the 2019 Plan to at least a sufficient number for such grant — See Proposal No. 2) to Howard S. Jonas, the Chairman of the Board, of $2.0 million worth of restricted shares of the Company’s Class B common stock (based on the closing price of the Company’s Class B common stock on the NYSE American on the trading day immediately preceding the issuance), the shares of which would vest ratably in five annual installments commencing on the first anniversary of the grant date (the “Howard Jonas Restricted Stock Grant”). The $2.0 million of compensation to Mr. Jonas in the Howard Jonas Restricted Stock Grant was calculated based on $400,000 per year for a five-year term. On January 13, 2022, the Corporate Governance and Nominating Committee approved the Howard Jonas Restricted Stock Grant as a Related Person Transaction pursuant to the Company’s Statement of Policy with respect to Related Person Transactions. The Howard Jonas Restricted Stock Grant has not occurred as of February 28, 2022 and cannot occur unless an amendment to the 2019 Plan is approved at the Annual Stockholders Meeting to increase the number of shares available for issuance under the 2019 Plan to at least a sufficient number for such grant — See Proposal No. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class B common stock (“Class B Common Stock”) and the Company’s Class C common stock (“Class C Common Stock”) by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class B Common Stock or Class C Common Stock, (ii) each of the Company’s directors, and Named Executive Officers (who are listed in the “Executive Compensation” section, below), and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them and except as otherwise noted, the address of the referenced individual is c/o IDW Media Holdings, Inc. 520 Broad Street, Newark, New Jersey 07102.

Unless otherwise noted, the security ownership information provided below is given as of the close of business on February 22, 2022 and all shares are owned directly. Percentage ownership information is based on the following number of outstanding shares: 12,430,676 shares of Class B Common Stock and 545,360 shares of Class C Common Stock. In computing the number of shares of Class B Common Stock beneficially owned by a person and the percentage ownership of that person, we considered shares of Class B Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within sixty days of February 22, 2022.

Name	Number of Shares of Class C Common Stock	Percentage of Ownership of Class C Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power δ
Howard S. Jonas			2,562,541	(1)	20.3%	8.2%
The Liora Jonas Stein 2020 Florida Trust, Alan Grayson, Trustee, dd. 04/06/2020(2)	68,170	12.5%	148,549		1.2%	7.6%
The Michael Jonas 2020 New Jersey Trust, Mark Berger, Trustee, dd. 04/06/2020(2)	68,170	12.5%	148,549		1.2%	7.6%
The Miriam Jonas 2020 New Jersey Trust, Liore Alroy, Trustee, dd. 04/06/2020(2)	68,170	12.5%	148,549		1.2%	7.6%
The Samuel Jonas 2020 New Jersey Trust, Jason Cyrulnik, Trustee, dd. 04/06/2020(2)	68,170	12.5%	148,549		1.2%	7.6%
The Jonathan Jonas 2020 South Dakota Trust, Bridgeford Trust Company, Trustee, dd. 04/06/2020(2)	68,170	12.5%	148,549		1.2%	7.6%
The Joseph Jonas 2020 Alaska Trust, Peak Trust Company – Ak, Trustee, dd. 04/06/2020(2)	68,170	12.5%	148,549		1.2%	7.6%
The Rachel Jonas 2020 Nevada Trust, Premier Trust, Inc., Trustee, dd. 04/06/2020(2)	68,170	12.5%	148,548		1.2%	7.6%
The Tamar Jonas 2020 Nevada Trust, Peak Trust Company – Nv, Trustee, dd. 04/06/2020(2)	68,170	12.5%	148,548		1.2%	7.6%
Entities affiliated with Nantahala Capital Management, LLC, 130 Main Street 2nd Floor, New Canaan, CT 06840			1,229,243	(3)(4)	9.9%	4.3%
Raging Capital Master Fund, Ltd., 10 Princeton Avenue, Rocky Hill, NJ 08553			828,725	(3)(5)	6.7%	2.9%

Name	Number of Shares of Class C Common Stock	Percentage of Ownership of Class C Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power δ
Ezra Y. Rosensaft			66,002	(6)	*	*
Brooke T. Feinstein			1,667	(7)	*	*
Sanford R. Climan			40,514	(7)	*	*
Perry Davis			4,399		*	*
Allan I. Grafman			7,399		*	*
Irwin Katsof			4,399		*	*
Marc E. Knoller			105,434		*	*
Amy Jonas			0		—	—
Christopher McGurk			4,399		*	*
Karina Fedasz			167		*	*
All directors, Named Executive Officers and executive officers as a group (11 persons)			2,796,921		22.0%	8.7%

____________

*        Less than 1%.

δ        Voting power represents combined voting power of our Class C Common Stock (three votes per share) and our Class B Common Stock and Preferred Stock (one-tenth of one vote per share). Excludes stock options and warrants.

(1)      Consists of (i) 2,342,712 shares of Class B Common Stock held by the HSJ 2020 IDT Annuity Trust, (ii) 32,000 shares of Class B Common Stock owned by the Jonas Foundation, (iii) 250 shares of Class B Common Stock beneficially owned by a custodial account for the benefit of a child of Mr. Jonas (of which Mr. Jonas is the custodian), and (iv) warrants to purchase up to 89,243 shares of Class B Common Stock at a price per share of $42.02 and up to 98,336 shares of Class B Common Stock at a price per share of $26.44. Does not include (a) an aggregate of 1,766,511 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Mr. Jonas, as Mr. Jonas does not exercise or share investment control of these shares and (b) 105,550 shares of Class B Common Stock owned by the Howard S. & Deborah Jonas Foundation, as Mr. Jonas does not beneficially own these shares.

(2)      Shares of Class B Common Stock and Class C Common Stock held by the trusts for the benefit of Mr. Jonas’ children were transferred from Mr. Jonas on April 6, 2020 and Mr. Jonas is the trustor of the trusts with the power to replace the trustee.

(3)      According to the applicable Schedule 13G as filed with the Securities and Exchange Commission by the applicable beneficial owner.

(4)      Amounts include the shares of Class B Common Stock held by managed funds and/or separate accounts affiliated with Nantahala Capital Management, LLC. Nantahala Capital Management, LLC is a registered investment adviser and has been delegated the legal power to vote and/or direct the disposition of such shares as a general partner or investment manager and would be considered the beneficial owner of such shares. The above shall not be deemed to be an admission by the record owners that they are themselves beneficial owners of these securities for purposes of Section 13(d) of the Exchange Act or any other purpose. Wilmot Harkey and Daniel Mack are managing members of Nantahala Capital Management, LLC and may be deemed to have voting and dispositive power over the reported shares.

(5)      Includes 29,342 shares owned by William Martin directly, who has investment and voting control over the shares of Raging Capital Master Fund, Ltd.

(6)      Consist of (i) 6,002 shares of Class B Common Stock held directly, and (ii) options to purchase 60,000 shares of Class B Common Stock that are currently exercisable or exercisable within sixty days of February 22, 2022.

(7)      Consist of options to purchase shares of Class B Common Stock, all of which are currently exercisable or exercisable within sixty days of February 22, 2022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2021, except for a Form 4 that was filed late by Howard S. Jonas on October 29, 2021.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation received by, or earned by, during Fiscal 2020 and Fiscal 2021 by our named executive officers, Ezra Y. Rosensaft, our Chief Executive Officer, Brooke T. Feinstein, our Chief Financial Officer, and Karina M. Fedasz, our former Chief Financial Officer (Fiscal 2021 only) (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(1)		Share Awards ($)	Option Awards ($)(2)		All other Compensation ($)		Total ($)
Ezra Y. Rosensaft	2021	440,000	225,000	(4)	—	—		27,403	(5)	692,403
Chief Executive Officer(3)	2020	310,000	213,000	(6)	—	357,763	(7)	60,330	(8)	941,093

Brooke T. Feinstein	2021	184,231	90,000	(10)	—	20,700	(11)	11,224	(12)	306,155
Chief Financial Officer(9)	2020	132,250	20,000	(13)	—	7,500	(14)	—		159,750

Karina M. Fedasz	2021	179,846	25,000	(16)	—	94,500	(17)	60,016	(18)	359,362
Former Chief Financial Officer(15)

____________

(1)      The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with those of the Company and its stockholders. The Named Executive Officers are awarded bonuses and/or equity awards based on certain accomplishments in respect of the relevant fiscal year. The Company does not target any specific proportion of total compensation in setting annual base salary, bonus compensation and equity awards. Cash bonuses include amounts paid in a subsequent fiscal year for services provided during the fiscal year in question. Executive officers are eligible for bonuses, in cash or equity, as determined by the Compensation Committee. Except as provided for in agreements that the Company may enter into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including, without limitation, the achievement of specific performance targets and our financial and business performance.

(2)      The amounts shown in this column reflect the aggregate grant date fair value of option awards computed off the average common stock price on the grant date in accordance with FASB ASC Topic 718.

(3)      Ezra Y. Rosensaft has served as Chief Executive Officer since July 2020 and served as Chief Financial Officer from August 2018 until September 2020.

(4)      Consists of (i) a cash bonus of $75,000 paid to Ezra Y. Rosensaft on or about January 24, 2022 for services performed in Fiscal 2021; and (ii) a cash bonus of $150,000 paid to Mr. Rosensaft on or about January 7, 2022 for services performed in Fiscal 2021.

(5)      Consists of payments to Ezra Y. Rosensaft for unused and accrued paid time off ($17,917), automobile allowance ($8,000) and matching contributions to the Company’s 401(k) Plan ($1,486).

(6)      Consists of (i) a cash bonus of $75,000 paid to Ezra Y. Rosensaft on or about February 7, 2020, (ii) a cash bonus of $50,000 paid to Mr. Rosensaft on or about July 16, 2020, and (iii) a cash bonus of $88,000 paid to Mr. Rosensaft on or about January 21, 2021 for services performed in Fiscal 2020.

(7)      Consists of the value of (i) a grant to Ezra Y. Rosensaft on January 23, 2020 of an option to purchase up to 25,000 shares of Class B Common Stock, which has a 10-year term, an exercise price of $10.50 per share and the following vesting schedule: 10,000 immediately upon grant and 5,000 on each of January 23, 2021, January 23, 2022 and January 23, 2023, and (ii) a grant to Mr. Rosensaft on July 14, 2020 of an option to purchase up to 120,000 shares of Class B Common Stock, which has a 10-year term, an exercise price of $3.98 per share and the following vesting schedule: 40,000 on each of July 14, 2021, July 14, 2022 and July 14, 2023.

(8)      Consists of payments to Ezra Y. Rosensaft for unused and accrued paid time off.

(9)      Brooke T. Feinstein has served as Chief Financial Officer since September 2021 and served as Chief Accounting Officer from July 2020 until September 2021.

(10)    Consists of (i) a cash bonus of $15,000 paid to Brooke T. Feinstein on or about June 9, 2021, (ii) a cash bonus of $25,000 paid to Ms. Feinstein on or about September 1, 2021; and (iii) a cash bonus of $50,000 paid to Ms. Feinstein on or about November 16, 2021 for services performed in Fiscal 2021.

(11)    Consists of the value of a grant to Brooke T. Feinstein on June 9, 2021 of an option to purchase up to 10,000 shares of Class B Common Stock, which has a 10-year term, an exercise price of $4.00 per share and vests as follows: 3,334 on June 9, 2022 and 3,333 on each of June 9, 2023 and June 9, 2024.

(12)    Consists of matching contributions to the Company’s 401(k) Plan.

(13)    Consists of a cash bonus paid to Brooke T. Feinstein of $20,000 on or about January 21, 2021 for services performed in Fiscal 2020.

(14)    Consists of the value of a grant to Brooke T. Feinstein on September 10, 2020 of an option to purchase up to 5,000 shares of Class B Common Stock, which has a 10-year term, an exercise price of $3.35 per share and vests as follows: 1,667 on each of September 10, 2021 and September 10, 2022 and 1,666 on September 10, 2023.

(15)    Karina M. Fedasz served as Chief Financial Officer from January 2021 through September 2021.

(16)    Consists of a cash bonus paid to Karina M. Fedasz of $25,000 on or about January 21, 2021.

(17)    Consists of the value of a grant to Karina M. Fedasz on January 26, 2021 of an option to purchase up to 50,000 shares of Class B Common Stock, which had a 10-year term, an exercise price of $4.285 per share and vesting as follows: 16,667 on each of February 15, 2022 and February 15, 2023 and 16,666 on February 15, 2024.

(18)    Consists of severance payments to Karina M. Fedasz ($55,169) and matching contributions to the Company’s 401(k) Plan ($4,846).

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all equity awards made to each of the Named Executive Officers that were outstanding at the end of Fiscal 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Ezra Y. Rosensaft	20,000	5,000	10.50	01/23/2030	—	—
	40,000	80,000	3.98	07/14/2030	—	—
Brooke T. Feinstein	1,667	3,333	3.35	09/09/2030	—	—
	—	10,000	4.00	06/08/2031	—	—

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Fourth Restated Certificate of Incorporation, the authorized number of members of the Board of Directors will be set by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at seven. There are currently seven directors on the Board of Directors: Howard S. Jonas, Sanford R. Climan, Amy Jonas, Perry Davis, Allan I. Grafman, Irwin Katsof and Christopher McGurk. In addition, the Company’s Third Amended and Restated By-Laws enable the Board to appoint an ex-officio (non-voting) director to serve on the Board, and Marc E. Knoller was elected to serve in this capacity on December 3, 2021. The stockholders are not being asked to vote on Mr. Knoller’s appointment as an ex-officio (non-voting) director. The current terms of all of the serving directors expire at the Annual Stockholders Meeting. All of the current directors are standing for re-election at the Annual Stockholders Meeting.

The nominees to the Board of Directors are Howard S. Jonas, Sanford R. Climan, Perry Davis, Allan I. Grafman, Amy Jonas, Irwin Katsof and Christopher McGurk, each of whom has consented to be named in this Proxy Statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2023 annual meeting of stockholders, or until his successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Stockholders Meeting shall elect each director. Stockholders may not vote for more than seven persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Corporate Governance and Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Howard S. Jonas has served as our Chairman of the Board since our inception and served as our Chief Executive Officer from February 2019 through April 2020. Mr. Jonas founded IDT Corporation in August 1990, and has served as its Chairman of the Board of Directors since its inception. Mr. Jonas served as Chief Executive Officer of IDT from October 2009 through December 2013 and from December 1991 until July 2001. IDT spun off the Company to its stockholders in September 2009. Mr. Jonas is also the founder and has been President of Jonas Media Group (formerly Jonas Publishing) since its inception in 1979. From January 2014 until November 2017, Mr. Jonas served as the Chief Executive Officer of Genie Energy Ltd., a former subsidiary of IDT that was spun off to stockholders in October 2011, and has served as Chairman of the board of directors of Genie Energy since the spin-off. From June 2016 to November 2016, Mr. Jonas served as the Chairman of the Board of Zedge, Inc., a former subsidiary of IDT that was spun off to stockholders in June 2016. Mr. Jonas has served as the Vice Chairman of Zedge, Inc. since November 2016. Mr. Jonas also has served as the Chairman of the Board of Rafael Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in March 2018, since the spin-off, and also as the Chief Executive Officer until May 2021. Mr. Jonas has been a director of Rafael Pharmaceuticals, Inc. (f/k/a Cornerstone Pharmaceuticals) since April 2013 and was appointed Chairman of the Board in April 2016. Mr. Jonas received his B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Mr. Jonas brings to the Board significant knowledge of all aspects of our Company and each of the industries in which it operates. In addition, having Mr. Jonas on the Board provides our Company with effective leadership.

Sanford R. Climan, has been the Company’s Vice Chairman and a director of the Company since December 2021. Mr. Climan serves as Chief Executive Officer of Entertainment Media Ventures, Inc., a strategic advisory and media investment company founded by Mr. Climan in 1999. Mr. Climan serves on several charitable boards, including The American Cinematheque, the UCLA School of Theater, Film, and Television, and the UCLA Longevity Center of the Semel Institute for Neurosciences and Human Behavior. From 2008-2012, Mr. Climan served as a member of the Advisory Committee to the Director of the Centers for Disease Control and Prevention. For over twenty years, Mr. Climan served on the board of The Fulfillment Fund, the leading organization for mentoring at-risk public high school students in Los Angeles. Mr. Climan was awarded an Ellis Island Medal of Honor in 2018 and serves as a member of the Advisory Committee to the Ellis Island Honors Society. Mr. Climan holds an MBA from Harvard Business School, an SM in Health Policy and Management from the Harvard T.H. Chan School of Public Health and received an A.B. in Chemistry from Harvard College.

Key Attributes, Experience and Skills:

Mr. Climan has had a long and successful career in the film and television industry which provides invaluable guidance and oversight for IDW Entertainment business. In addition, Mr. Climan has extensive business experience managing and overseeing operations of a growing business.

Perry Davis has been a director of the Company since August 2009. Mr. Davis is a partner at Perry Davis Associates, Inc. (PDA), an international consulting firm providing management and development assistance to non-profit organizations. Mr. Davis is a founder of PDA and has been its President since 1986. Mr. Davis received his B.A. in Political Science from Yeshiva College and his Ph.D. in Public Law and Government from Columbia University.

Key Attributes, Experience and Skills:

Mr. Davis has extensive experience providing management advice to entities of different sizes and provides input to the Company’s management on organizational and other matters. His long tenure with the Company provides important perspective on the Company’s future development.

Allan I. Grafman has been a director of the Company since May 2019. Mr. Grafman has served since 1996 as founder and Chief Executive Officer of All Media Ventures, which provides executive, board and advisory services to media and technology companies. Since July 2020, Mr. Grafman has served on the Board of HappyNest REIT, Inc., a real estate investment trust. Mr. Grafman served as Chairman of the Board of Majesco from 2007 to 2014. From 2005 to 2013, Mr. Grafman served as Operating Partner of Mercury Capital. From 2003 to 2005, Mr. Grafman served as President of Archie Comics. Previous executive roles included those at Hallmark Entertainment, Tribune Entertainment and CCB/ABC/Disney. He has served on 12 boards of companies that are either publicly traded or private equity/venture capital-sponsored. Mr. Grafman received his B.A. in Russian Language and literature from Indiana University (Phi Beta Kappa), his Masters in International Affairs from Columbia University (International Fellow) and his MBA in Finance from Columbia University (Beta Gamma Sigma).

Key Attributes, Experience and Skills:

As having previously served on 12 boards of directors of both public and private companies, Mr. Grafman brings significant experience as a board member in addition to his experiences as a media operating executive and investment banker for growth, turnaround, VC and PE portfolio companies. Mr. Grafman is an innovator known for monetizing content, brands and intellectual property for investors and companies, domestic and international, public and private.

Amy Jonas has been a director of the Company since October 2021. Ms. Jonas currently owns and serves as President of IGM Brokerage Corporation, an insurance brokerage firm located in Bronx, New York, and has been in its employ since January 2010. Prior to that, Ms. Jonas served as the Director of Brand Marketing & Communications for CIT Group in New York, New York, at which she developed, managed and executed a comprehensive marketing and communications program for start-up businesses. Ms. Jonas holds a Bachelor of Arts from Barnard College, Columbia University, from which she graduated cum laude.

Key Attributes, Experience and Skills:

Ms. Jonas brings extensive experience in managing growing businesses and adds additional diversity to the Board.

Irwin Katsof has been a director of the Company since October 2010. Mr. Katsof is the founder and the President of Global Capital Associates, Inc. In 2014, Mr. Katsof formed TradeMissions.Org, which has organized more than 30 international trade missions in partnership with the U.S. Department of Commerce to countries including Brazil, Canada, Switzerland, Germany, Israel, Singapore, India, the United Kingdom, Sweden, and

Hong Kong. From 2010 to present, Mr. Katsof has also been Executive Director of America’s Voices In Israel, which arranges weeklong, all-expense paid trips to Israel for celebrities and athletes, including from broadcast shows such as House MD, Scandal, Grey’s Anatomy, Hawaii Five-O and athletes such as NFL Quarterback Deshaun Watson and NBA Hall of Famer Ray Allen. Mr. Katsof received his B.A. in Psychology and Organizational Development from Loyola College — Concordia University, Montreal and his Rabbinical Ordination from Yeshivat Aish Hatorah, Jerusalem. Mr. Katsof also completed his Series 7 exams.

Key Attributes, Experience and Skills:

Mr. Katsof’s breadth of experience brings important perspectives to the Company’s Board. He has important contacts in the entertainment, publishing and other industries as well as in the public sector. His skills in interpersonal relationships and working with disparate groups is useful in enabling the Company’s business units to work in a collaborative and mutually beneficial manner.

Christopher McGurk has been a director of the Company since December 2019. Mr. McGurk has served as Chairman of the Board and Chief Executive Officer of Cinedigm Corp., NASDAQ-listed digital distribution and streaming channel company, since 2011. Mr. McGurk currently serves on the Strategic Advisory Board of LIVX, a NASDAQ-listed music streaming Company. Mr. McGurk also serves on the Board of Directors of the Creative Coalition and ASPIRE (Academy for Special Purpose in Responsible Entertainment). Mr. McGurk was the founder and CEO of Overture Films from 2006 until 2010 and was also CEO of Anchor Bay Entertainment, which distributed Overture Films’ product to the home entertainment industry. From 1999 to 2005, McGurk was Vice Chairman of the Board and Chief Operating Officer of Metro-Goldwyn-Mayer Inc. (“MGM”), acting as the company’s lead operating executive until MGM was sold for approximately $5 billion to a consortium of investors. Mr. McGurk joined MGM from Universal Pictures, where he served in various executive capacities, including President and Chief Operating Officer, from 1996 to 1999. From 1988 to 1996, McGurk served in several senior executive roles at The Walt Disney Studios, including Studios CFO and President of The Walt Disney Motion Picture Group. McGurk has previously served on the boards of BRE Properties, Inc., DivX Inc., DIC Entertainment, Pricegrabber.com, LLC and MGM Studios, Inc. Mr. McGurk received his B.S. (summa cum laude) from Syracuse University School of Management, and his MBA from the University of Chicago Graduate School of Business.

Key Attributes, Experience and Skills:

In addition to Mr. McGurk’s service on the board of directors of six major corporations, Mr. McGurk has had a long and successful career in the film and television industry which provides invaluable guidance and oversight for IDW Entertainment business.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Executive Officers, Directors, Director Nominees and Named Executive Officers

The executive officers, directors, director nominees and Named Executive Officers of the Company are as follows:

Name	Age	Position
Ezra Y. Rosensaft	50	Chief Executive Officer and Named Executive Officer
Brooke T. Feinstein	32	Chief Financial Officer and Named Executive Officer
Howard S. Jonas	65	Chairman of the Board
Sanford R. Climan	65	Director
Perry Davis	73	Director
Allan I. Grafman	68	Director
Amy Jonas	57	Director
Irwin Katsof	66	Director
Marc E. Knoller	61	Ex Officio (non-voting) Director
Christopher McGurk	65	Director
Karina M. Fedasz	49	Former Chief Financial Officer and Named Executive Officer

Set forth below is biographical information with respect to the Company’s current executive officers:

Ezra Y. Rosensaft, CFA, has been the Company’s Chief Executive Officer since July 2020. He was previously the Chief Financial Officer from August 2018 until September 2020, and prior to that, the Executive Vice President of Finance of the Company’s IDW Entertainment division from November 2017 until August 2018. Immediately prior to joining the Company, Mr. Rosensaft worked in the Corporate Development and Financial Planning & Analysis groups of Genie Energy (NYSE: GNE) from 2016 to 2017. From 2002 to 2015, Mr. Rosensaft served as SVP of Financial Planning & Analysis at HBO, a division of Time Warner, now Warner Media owned by AT&T (NYSE: T; previously, NYSE: TWX) and was responsible for HBO’s finance and strategy functions, overseeing budgets, long-term plans, financial operations for content and original programming, theatrical output deals, corporate development, competitive analysis, investor relations with parent company, Time Warner, and creating innovative business models such as HBO’s over-the-top strategy (HBO OTT). Mr. Rosensaft was integrally involved in the financial oversight and growth of HBO’s Emmy-award winning original programming slate including shows such as Curb Your Enthusiasm, Sex and the City, Sopranos, and Game of Thrones. Prior to his tenure at HBO, Mr. Rosensaft held positions at Primedia (NYSE: PRM), a B2B and B2C media company, and KPMG LLP. Mr. Rosensaft holds a BSc in Accounting from Yeshiva University, an MBA in Finance from Fordham University and is a CFA charterholder.

Brooke T. Feinstein has been the Company’s Chief Financial Officer, Treasurer and Corporate Secretary since September 2021. Prior to that, Ms. Feinstein was the Company’s Chief Accounting Officer from July 2020 to September 2021; and immediately prior to that she was its Controller since November 2018. Before joining the Company, she worked as a Supervisor in the auditing and accounting quality control department at Buchbinder Tunick & Company LLP from 2016 to 2018. From 2012 to 2015, Ms. Feinstein worked at Grant Thornton LLP as a Senior Accountant. Ms. Feinstein has her BBA from Wilfrid Laurier University; she is a Certified Public Accountant (CPA) and also is a Chartered Professional Accountant (CPA) in Canada.

Relationships among Directors or Executive Officers

Howard S. Jonas and Amy Jonas are siblings. There are no other familial relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2019
STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2019 Stock Option and Incentive Plan (the “2019 Plan”) that will: (a) increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 1,850,000. The Board of Directors adopted the proposed amendment to the 2019 Plan on November 8, 2021 (with respect to 650,000 shares) and January 13, 2022 (with respect to 1,200,000 shares), each subject to stockholder approval at the Annual Stockholders Meeting.

On January 13, 2022, the Compensation Committee approved a grant under to the 2019 Plan (effective upon the execution of an employment agreement, and following stockholder approval of an amendment to the 2019 Plan at the Annual Stockholders Meeting to increase the number of shares available for issuance under the 2019 Plan to at least a sufficient number for such grant) to Howard S. Jonas, the Chairman of the Board, of $2.0 million worth of restricted shares of the Company’s Class B common stock (based on the closing price of the Company’s Class B common stock on the NYSE American on the trading day immediately preceding the issuance), the shares of which would vest ratably in five annual installments commencing on the first anniversary of the grant date (the “Howard Jonas Restricted Stock Grant”). The $2.0 million of compensation to Mr. Jonas in the Howard Jonas Restricted Stock Grant was calculated based on $400,000 per year for a five-year term. On January 13, 2022, the Corporate Governance and Nominating Committee approved the Howard Jonas Restricted Stock Grant as a Related Person Transaction pursuant to the Company’s Statement of Policy with respect to Related Person Transactions. The Howard Jonas Restricted Stock Grant has not occurred as of February 28, 2022 and cannot occur unless an amendment to the 2019 Plan is approved at the Annual Stockholders Meeting to increase the number of shares available for issuance under the 2019 Plan to at least a sufficient number for such grant. Based on the closing price of the Company’s Class B common stock on the NYSE American on February 25, 2022 of $1.86 per share, the Howard Jonas Restricted Stock Grant would result in a grant of 1,075,268 restricted shares of Class B common stock under the 2019 Plan.

The proposed amendment has been approved by the Board of Directors, and is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2019 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with (i) the provisions set forth in Rule 16b-3 promulgated under the Exchange Act and (ii) the rules and regulations applicable to NYSE American-listed companies.

The following description of the 2019 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2019 Plan, as proposed to be amended. A copy of the 2019 Plan, as proposed to be amended by this Proposal, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2019 PLAN

Pursuant to the 2019 Plan, officers, employees, directors and consultants of the Company and its subsidiaries are eligible to receive awards of stock options and restricted stock. Options granted under the 2019 Plan may be ISOs or non-qualified stock options (“NQSOs”). Restricted stock may be granted in addition to or in lieu of any other award made under the 2019 Plan.

The maximum number of shares reserved for the grant of awards under the 2019 Plan is 2,550,000 shares of Class B Common Stock. Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee administers the 2019 Plan. Subject to the provisions of the 2019 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2019 Plan and may at any time adopt such rules and regulations for the 2019 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2019 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2019 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2019 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2019 Plan).

On each January 5th (or the next business day if the applicable day is not a business day) each of the Company’s independent, non-employee directors (as defined in the 2019 Plan) who is determined to be independent shall automatically be awarded $6,000, payable in fully vested restricted shares of Class B Common Stock based on the average of the high and low stock trading price of the Company’s Class B common stock on the business day immediately prior to the grant date as compensation for his or her service to be provided in forthcoming calendar year. New non-employee directors who are determined to be independent will receive a pro-rata amount (based on the number of full or partial calendar quarters in which the applicable independent director is expected serve on the Board during such partial year). Such awards of restricted shares of Class B Common Stock shall vest in full immediately upon grant.

The 2019 Plan provides for the granting of restricted stock awards, which are awards of shares of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2019 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2019 Plan after March 14, 2029, ten years from the Board’s adoption of the 2019 Plan.

ISOs are not assignable or transferable except by the laws of descent and distribution. NQSOs may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

The Company cannot now determine the number of options or other awards to be granted in the future under the 2019 Plan to executive officers, directors, employees and consultants.

Federal Income Tax Consequences of Awards Granted under the 2019 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2019 Plan:

Incentive Stock Options.    ISOs granted under the 2019 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering shares of Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options.    Non-qualified stock options granted under the 2019 Plan are options that do not qualify as ISOs. A participant who receives an NQSO will not recognize any taxable income upon the grant of such NQSO. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards.    With respect to other awards under the 2019 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of Class B Common Stock received.

With respect to restricted stock awards under the 2019 Plan that are restricted to transferability and subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2019 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control.    In general, if the total amount of payments to a participant that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code), including awards under the 2019 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation.    With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or the disqualifying disposition of stock purchased pursuant to an ISO).

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company adopted the 2019 Plan, pursuant to which, among other things, options to purchase shares of Class B Common Stock and restricted shares of Class B Common Stock may be awarded. As fully described in Proposal No. 2, the Company is asking the stockholders to vote on an amendment to the 2019 Plan that increases the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 1,850,000. The Company anticipates awarding options to purchase shares of Class B Common Stock, deferred stock units and restricted shares of Class B Common Stock to employees, officers, directors and consultants under the 2019 Plan.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company as of October 31, 2021.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	302,737	$5.69	256,483
Equity compensation plans not approved by security holders	—	—	—
Total	302,737	$5.69	256,483

____________

(1)      Reflects all outstanding options exercisable for shares of Class B Common Stock as of October 31, 2021.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF AMENDMENT TO THE 2019 PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF ZWICK & BANYAI, PLLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2022

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Zwick & Banyai, PLLC (“Zwick & Banyai”) as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022.

Zwick & Banyai is the Company’s independent registered public accounting firm and served the Company as its independent registered public accounting firm for Fiscal 2020 and Fiscal 2021. The Audit Committee of the Board of Directors has appointed Zwick & Banyai as the Company’s independent registered public accounting firm for Fiscal 2022.

Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of Zwick & Banyai. Even if Zwick & Banyai’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives for Zwick & Banyai will be present at the Annual Stockholders Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
RATIFICATION OF THE APPOINTMENT OF ZWICK & BANYAI
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING OCTOBER 31, 2022.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by Zwick & Banyai for Fiscal 2021 and Fiscal 2020:

Fiscal Year Ended July 31	2021	2020
Audit Fees(1)	$175,200	$233,812
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	$80,364	$35,100
Total	$255,564	$268,912

____________

(1)      Audit Fees consist of fees for the audit of the Company’s financial statements included in the Company’s Annual Report on Form 10-K and reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q.

(2)      For Fiscal 2021 and 2020, All Other Fees consist of fees related to work for the Company’s Form S-1 filings.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s function is more fully described in its charter, which can be found at the Corporate Governance section of the Company’s web site, www.idwmediaholdings.com/corporate-governance. The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the NYSE American listing standards’ definition of independence for Audit Committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Allan I. Grafman qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to assure compliance with accounting standards, applicable laws, and regulations.

The Company’s independent registered public accounting firm for Fiscal 2021, Zwick & Banyai, PLLC, is responsible for performing independent audits of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. In accordance with law, the Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent audit firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters. The Audit Committee meets each quarter with Zwick & Banyai, PLLC and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases and/or filings. The Company’s management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. The Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services. In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by Zwick & Banyai, PLLC. Pre-approval includes audit services, audit-related services, tax services, and other services.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended October 31, 2021, as well as the effectiveness of the Company’s internal controls over financial reporting as of October 31, 2021. Zwick & Banyai, PLLC has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Zwick & Banyai, PLLC and management that firm’s independence. The Committee has also reviewed and discussed with Zwick & Banyai, PLLC the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Allan I. Grafman, Chairman
Perry Davis
Irwin Katsof

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

Submission of Proposals for the 2023 Annual Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with its 2023 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than November 5, 2022. In addition, any stockholder proposal submitted with respect to the Company’s 2023 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after January 22, 2023.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021 may be obtained by contacting IDW Media Holdings Investor Relations, by phone at (973) 438-3385, or by mail addressed to IDW Media Holdings Investor Relations at 520 Broad Street, Newark, New Jersey 07102.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Stockholders Meeting. If any other business is properly brought before the Annual Stockholders Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
February 28, 2022

Brooke T. Feinstein
Chief Financial Officer & Corporate Secretary

Exhibit A

IDW MEDIA HOLDINGS, INC.
Amended and Restated 2019 STOCK OPTION AND INCENTIVE PLAN
(Adopted January 13, 2022)

1.    Purpose; Types of Awards; Construction.

The purpose of the IDW Media Holdings, Inc. Stock Option and Incentive Plan (the “Plan”) is to provide incentives to executive officers, employees, directors and consultants of IDW Media Holdings, Inc. (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended and shall be interpreted in a manner consistent with the requirements thereof.

2.    Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)    “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b)    “Board” shall mean the Board of Directors of the Company.

(c)    “Change in Control” means a change in ownership or control of the Company effected through either of the following:

(i)    any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock, or (D) any person who, immediately following the spin-off of the Company by way of a pro rata distribution of the Company’s common stock to the stockholders of the Company, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii)    during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

(d)    “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f)    “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan.

(g)    “Company” shall mean IDW Media Holdings, Inc., a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(h)    “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include sick leave, maternity leave, military leave (including without limitation service in the National Guard or the Army Reserves) or any other personal leave approved by the Committee. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(i)    “Corporate Transaction” means any of the following transactions:

(i)    a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)    a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(j)    “Deferred Stock Units” mean a Grantee’s rights to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(k)    “Disability” shall mean a Grantee’s inability to perform his or her duties with the Company or any of its affiliates by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Grantee and acceptable to the Company.

(l)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(m)    “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

(n)    “Grantee” shall mean a person who receives a grant of Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units or Restricted Stock under the Plan.

(o)    “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(p)    “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(q)    “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(r)    “Limited Right” shall mean a limited stock appreciation right granted pursuant to Section 10 of the Plan.

(s)    “Non-Employee Director” means a member of the Board or the board of directors of any Subsidiary (other than any Subsidiary that has either (A) a class of “equity securities” (as defined in Rule 3a11-1 promulgated under the Exchange Act) registered under the Exchange Act or a similar foreign statute or (B) adopted any stock option plan, equity compensation plan or similar employee benefit plan in which non-employee directors of such Subsidiary are eligible to participate) in each of clause (A) and (B), who is not an employee of the Company or any Subsidiary and who has been determined to be “independent” by the Board or a committee of the Board pursuant to the definition of “independent” in effect by the applicable stock exchange or trading platform on which the Company’s Class B Common Stock is then-traded.

(t)    “Non-Employee Director Annual Grant” shall mean an award of shares of Restricted Stock equal to $6,000 based on the average of the high and the low stock price on the business day prior to the Non-Employee Director Grant Date.

(u)    “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day), or, in the case of a new Non-Employee Director joining the Board, shall mean the date of appointment as a member of the Board.

(v)    “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(w)    “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(x)    “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(y)    “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(z)    “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(aa)    “Plan” means this IDW Media Holdings, Inc. 2019 Stock Option and Incentive Plan, as amended or restated from time to time.

(bb)    “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(cc)    “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(dd)    “Restricted Period” shall have the meaning set forth in Section 11(b) of the Plan.

(ee)    “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(ff)    “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(gg)    “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(hh)    “Stock Appreciation Right” shall mean the right, granted to a Grantee under Section 9 of the Plan, to be paid an amount measured by the appreciation in the Fair Market Value of a share of Class B Common Stock from the date of grant to the date of exercise of the right, with payment to be made in cash or Class B Common Stock, as specified in the award or determined by the Committee.

(ii)    “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(jj)    “Tax Event” shall have the meaning set forth in Section 17 of the Plan.

(kk)    “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.    Administration.

(a)    The Plan shall be administered by the Committee, the members of which may be composed of (i) “non-employee directors” under Rule 16b-3 or (ii) any other members of the Board.

(b)    The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options, Stock Appreciation Rights, Limited Rights, Deferred Stock Units and Restricted Stock; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine which Options (if any) shall be accompanied by Limited Rights; to determine the purchase price of the shares of Class B Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)    All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d)    The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not officers or directors of the Company, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

4.    Eligibility.

Awards may be granted to executive officers, employees, directors and consultants of the Company or of any Subsidiary. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 15 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5.    Stock.

(a)    The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 2,550,000, subject to adjustment as provided below and in Section 13 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b)    If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited (other than in connection with the exercise of a Stock Appreciation Right or a Limited Right), without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

6.    Terms and Conditions of Options.

(a)    OPTION AGREEMENT.    Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement.

(b)    NUMBER OF SHARES.    Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c)    TYPE OF OPTION.    Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d)    OPTION PRICE.    Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 13 of the Plan.

(e)    MEDIUM AND TIME OF PAYMENT.    The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock including a cashless exercise procedure through a broker-dealer; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f)    TERM AND EXERCISABILITY OF OPTIONS.    Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

(g)    TERMINATION.    Except as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of or maintaining a director or consultant relationship with the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option. In the event that the employment or consultant relationship of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within one hundred eighty (180) days after the date of termination (or such different period as the Committee shall prescribe).

(h)    DEATH, DISABILITY OR RETIREMENT OF GRANTEE.    If a Grantee shall die while employed by, or maintaining a director or consultant relationship with, the Company or a Subsidiary thereof, or within thirty (30) days after the date of termination of such Grantee’s employment, director or consultant relationship (or within such different period as the Committee may have provided pursuant to Section 6(g) of the Plan), or if the Grantee’s employment, director or consultant relationship shall terminate by reason of Disability, all Options theretofore granted to such Grantee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within one hundred eighty (180) days after the death or Disability of the Grantee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the employment, director or consultant relationship of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the Committee shall prescribe).

(i)    OTHER PROVISIONS.    The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7.    Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8.    Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a)    LIMITATION ON VALUE OF SHARES.    To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b)    TEN PERCENT STOCKHOLDER.    In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.    Stock Appreciation Rights.

The Committee shall have authority to grant a Stock Appreciation Right, either alone or in tandem with any Option. A Stock Appreciation Right granted in tandem with an Option shall, except as provided in this Section 9 or as may be determined by the Committee, be subject to the same terms and conditions as the related Option. Each Stock Appreciation Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)    TIME OF GRANT.    A Stock Appreciation Right may be granted at such time or times as may be determined by the Committee.

(b)    PAYMENT.    A Stock Appreciation Right shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 9(d) of the Plan.

(c)    EXERCISE.    A Stock Appreciation Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option. Unless otherwise approved by the Committee, no Grantee shall be permitted to exercise any Stock Appreciation Right during the period beginning two weeks prior to the end of each of the Company’s fiscal quarters and ending on the second business day following the day on which the Company releases to the public a summary of its fiscal results for such period.

(d)    AMOUNT PAYABLE.    Upon the exercise of a Stock Appreciation Right, the Optionee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Class B Common Stock on the date of exercise of such Stock Appreciation Right over the exercise or other base price of the Stock Appreciation Right or, if applicable, the Option Price of the related Option, by (ii) the number of shares of Class B Common Stock as to which such Stock Appreciation Right is being exercised.

(e)    TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE.    Upon the exercise of a Stock Appreciation Right, the related Option, if any, shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Stock Appreciation Right is exercised. Upon the exercise or surrender of an option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Class B Common Stock as to which the Option is exercised or surrendered.

(f)    METHOD OF EXERCISE.    Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered to the Company in accordance with procedures specified by the Company from time to time. Such notice shall state the number of shares of Class B Common Stock with respect to which the Stock Appreciation Right is being exercised. A Grantee may also be required to deliver to the Company the underlying Agreement evidencing the Stock Appreciation Right being exercised and any related Option Agreement so that a notation of such exercise may be made thereon, and such Agreements shall then be returned to the Grantee.

(g)    FORM OF PAYMENT.    Payment of the amount determined under Section 9(d) of the Plan may be made solely in whole shares of Class B Common Stock in a number based upon their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and shares of Class B Common Stock as the Committee deems advisable. If the Committee decides to make full payment in shares of Class B Common Stock and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

10.  Limited Stock Appreciation Rights.

The Committee shall have authority to grant a Limited Right, either alone or in tandem with any Option. Each Limited Right granted pursuant to the Plan shall be evidenced by a written Agreement between the Company and the Grantee in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)    TIME OF GRANT.    A Limited Right may be granted at such time or times as may be determined by the Committee.

(b)    EXERCISE.    A Limited Right may be exercised only (i) during the ninety-day period following the occurrence of a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction. A Limited Right shall be exercisable at such time or times and only to the extent determined by the Committee, and will not be transferable except to the extent any related Option is transferable or as otherwise determined by the Committee. A Limited Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Class B Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

(c)    AMOUNT PAYABLE.    Upon the exercise of a Limited Right, the Grantee thereof shall receive in cash whichever of the following amounts is applicable:

(i)    in the case of the realization of Limited Rights by reason of an acquisition of common stock described in clause (i) of the definition of “Change in Control” (Section 2(c) above), an amount equal to the Acquisition Spread as defined in Section 10(d)(ii) below; or

(ii)    in the case of the realization of Limited Rights by reason of stockholder approval of an agreement or plan described in clause (i) of the definition of “Corporate Transaction” (Section 2(i) above), an amount equal to the Merger Spread as defined in Section 10(d)(iv) below; or

(iii)    in the case of the realization of Limited Rights by reason of the change in composition of the Board described in clause (ii) of the definition of “Change in Control” or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the Spread as defined in Section 10(d)(v) below.

Notwithstanding the foregoing provisions of this Section 10(c) (or unless otherwise approved by the Committee), in the case of a Limited Right granted in respect of an Incentive Stock Option, the Grantee may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify under the Code as an Incentive Stock Option.

(d)    DETERMINATION OF AMOUNTS PAYABLE.    The amounts to be paid to a Grantee pursuant to Section 10 (c) shall be determined as follows:

(i)    The term “Acquisition Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of common stock described in clause (i) of the definition of Change in Control, the greatest of (A) the highest price per share shown on the Statement on Schedule 13D or amendment thereto filed by the holder of 25% or more of the voting power of the Company that gives rise to the exercise of such Limited Right, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, or (C) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised.

(ii)    The term “Acquisition Spread” as used herein shall mean an amount equal to the product computed by multiplying (A) the excess of (1) the Acquisition Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(iii)    The term “Merger Price per Share” as used herein shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in clause (i) of the definition of Corporate Transaction, the greatest of (A) the fixed or formula price for the acquisition of shares of common stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, (B) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right, (C) the highest Fair Market Value per share of common stock during the ninety-day period ending on the date on which such Limited Right is exercised.

(iv)    The term “Merger Spread” as used herein shall mean an amount equal to the product. computed by multiplying (A) the excess of (1) the Merger Price per Share over (2) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (B) the number of shares of common stock with respect to which such Limited Right is being exercised.

(v)    The term “Spread” as used herein shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in clause (ii) of the definition of Change in Control or stockholder approval of a plan or agreement described in clause (ii) of the definition of Corporate Transaction, an amount equal to the product computed by multiplying (i) the excess of (A) the greater of (1) the highest price paid in any tender or exchange offer which is in effect at any time during the ninety-day period ending on the date of exercise of the Limited Right or (2) the highest Fair Market Value per share of common stock during the ninety day period ending on the date the Limited Right is exercised over (B) the exercise or other base price of the Limited Right or, if applicable, the Option Price per share of common stock at which the related Option is exercisable, by (ii) the number of shares of common stock with respect to which the Limited Right is being exercised.

(e)    TREATMENT OF RELATED OPTIONS AND LIMITED RIGHTS UPON EXERCISE.    Upon the exercise of a Limited Right, the related Option, if any, shall cease to be exercisable to the extent of the shares of Class B Common Stock with respect to which such Limited Right is exercised but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Class B Common Stock available for the grant of future awards pursuant to this Plan. Upon the exercise or termination of a related Option, if any, the Limited Right with respect to such related Option shall terminate to the extent of the shares of Class B Common Stock with respect to which the related Option was exercised or terminated.

(f)    METHOD OF EXERCISE.    To exercise a Limited Right, the Grantee shall (i) deliver written notice to the Company specifying the number of shares of Class B Common Stock    with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver to the Company the Agreement evidencing the Limited Rights being exercised and, if applicable, the Option Agreement evidencing the related Option; the Company shall endorse thereon a notation of such exercise and return such Agreements to the Grantee. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph (f).

11.  Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)    NUMBER OF SHARES.    Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b)    RESTRICTIONS.    Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form.    Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

(c)    FORFEITURE.    Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 11) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d)    OWNERSHIP.    During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 11, including the right to receive dividends with respect to such shares and to vote such shares.

(e)    ACCELERATED LAPSE OF RESTRICTIONS.    Upon the occurrence of any of the events specified in Section 14 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 14. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

12.  Deferred Stock Units.

The Committee may award Deferred Stock Units to any outside director, eligible employee or consultant of the Company or of any Subsidiary. Each award of Deferred Stock Units under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a)    NUMBER OF SHARES.    Each Agreement for Deferred Stock Units shall state the number of shares of Class B Common Stock to be subject to an award.

(b)    RESTRICTIONS.    Deferred Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, until shares of Class B Common Stock are payable with respect to an award. The Committee may impose such vesting restrictions and conditions on the payment of shares as it deems appropriate including the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee.

(c)    FORFEITURE.    Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the Grantee becoming fully vested in the award, then the Grantee’s rights under any unvested Deferred Stock Units shall be forfeited without cost to the Company or such Subsidiary.

(d)    OWNERSHIP.    Until shares are delivered with respect to Deferred Stock Units, the Grantee shall not possess any incidents of ownership of such shares, including the right to receive dividends with respect to such shares and to vote such shares.

(e)    ACCELERATED LAPSE OF RESTRICTIONS.    Upon the occurrence of any of the events specified in Section 15 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any Deferred Stock Units awarded under the Plan shall lapse as of the applicable date set forth in Section 15. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of any restricted period with respect to any or all of the shares of Deferred Stock Units awarded on such terms and conditions as the Committee shall deem appropriate.

13.  Effect of Certain Changes.

(a)    ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.    In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the maximum number of Options or shares of Restricted Stock that may be awarded to a Grantee in any calendar year (as provided in Section 5 hereof), (ii) the number of shares of Class B Common Stock available for awards under the Plan, (iii) the number and/or kind of shares covered by outstanding awards and (iv) the price per share of Options or the applicable market value of Stock Appreciation Rights or Limited Rights, in each such case so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b)    CHANGE IN CLASS B COMMON STOCK.    In the event of a change in the Class B Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock, into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

14.  Corporate Transaction; Change in Control; Related Entity Disposition.

(a)    CORPORATE TRANSACTION.    In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such

Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options, Stock Appreciation Rights and Limited Rights under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b)    CHANGE IN CONTROL.    In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c)    RELATED ENTITY DISPOSITION.    The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock or an award of Deferred Stock Units, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d)    SUBSTITUTE AWARDS.    The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

15.  Non-Employee Director Restricted Stock.

The provisions of this Section 15 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 15, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section.

(a)    GENERAL. Non-Employee Directors shall receive Restricted Stock in accordance with this Section 15. Restricted Stock granted pursuant to this Section 15 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b)    INITIAL GRANTS OF RESTRICTED STOCK. A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on projected full or partial quarters of service to the following Non-Employee Director Grant Date) of a Non-Employee Director Annual Grant on his date of appointment as a Non-Employee Director.

(c)    ANNUAL GRANTS OF RESTRICTED STOCK. On each Non-Employee Director Grant Date, each Non-Employee Director shall receive a Non-Employee Director Annual Grant.

(d)    VESTING OF RESTRICTED STOCK. Restricted Stock granted under this Section 15 shall be fully vested on the date of grant.

16.  Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan, from time to time, until March 14, 2029 which is within a period of ten (10) years from the date the Board adopted the Plan.

17.  Transferability of Awards.

(a)    Incentive Stock Options and Stock Appreciation Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b)    Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options (together with any Stock Appreciation Rights or Limited Rights related thereto) shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 18 hereof.

(c)    The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d)    Restricted Stock shall remain subject to the Insider Trading Policy after the expiration of the Restricted Period.    Deferred Stock Units shall remain subject to the Insider Trading Policy after payment thereof.

18.  Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option, Stock Appreciation Right or Limited Right, the expiration of a Restricted Period or payment of a Deferred Stock Unit (each, a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock.

19.  Rights as a Stockholder.

Except as provided in Section 11(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 14(a) of the Plan.

20.  No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

21.  Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

22.  Approval; Amendment and Termination of the Plan.

(a)    APPROVAL.    The Plan initially became effective when adopted by the Board on March 14, 2019. The Plan was ratified by the Company’s majority stockholder on March 14, 2019. The Board amended the Plan on July 13, 2020 to increase the amount of authorized shares under the Plan by 150,000 shares of Class B Common Stock to 450,000. The Company’s stockholders ratified such amendment to the Plan on July 28, 2020. The Board amended the Plan on March 11, 2021 to (i) increase the number of authorized shares under the Plan by 250,000 of Class B Common Stock to 700,000, and (ii) add the Non-Employee Director Annual Grant that is equal to $6,000 based on the average of the high and the low stock price on the business day prior to the Non-Employee Director Grant Date. The Company’s stockholders ratified such amendments to the Plan on April 15, 2021. The Board amended the Plan on November 8, 2021 and on January 13, 2022 increase the number of authorized shares under the Plan by 650,000 and 1,200,000, respectively, of Class B Common Stock to 2,550,000. The Company’s stockholders ratified such amendments to the Plan on April 5, 2022.

(b)    AMENDMENT AND TERMINATION OF THE PLAN.    The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 14(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

23.  Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

24.  Section 409A of the Code.

It is the intention of the Company that no award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 24, and the Plan and the terms and conditions of all awards shall be interpreted accordingly. The terms and conditions governing any awards that the Committee determines will be subject to Section 409A of the Code shall be set forth in the applicable award Agreement and shall comply in all respects with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Grantee pursuant to an award would cause the Grantee to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Grantee for any tax, interest, or penalties that Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF
IDW MEDIA HOLDINGS, INC.

April 5, 2022

Important Notice Regarding the Availability of Proxy Materials for the IDW Media Holdings, Inc.
Stockholders Meeting to be Held on April 5, 2022:

The Notice of Annual Meeting of Stockholders and Proxy Statement and the 2021 Annual Report are available at:
http://idwmediaholdings.com/investors

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR”
THE LISTED NOMINEES AND “FOR” PROPOSALS 2 & 3.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1. Election of Directors: NOMINEES:				3. To ratify the appointment of Zwick & Banyai, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022.	☐	☐	☐
Sanford R. Climan	☐	☐	☐
Perry Davis	☐	☐	☐
Allan I. Grafman	☐	☐	☐
Amy Jonas	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Irwin Katsof	☐	☐	☐
Christopher McGurk	☐	☐	☐

2. To approve an amendment to the IDW Media Holdings, Inc. 2019 Stock Option and Incentive Plan that will increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 1,850,000.

	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Electronic Distribution

If you would like to receive future IDW MEDIA HOLDINGS, INC. proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
IDW MEDIA HOLDINGS, INC.
520 Broad Street, Newark, New Jersey 07102
(973) 438-3385
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held April 5, 2022

The undersigned appoints Ezra Y. Rosensaft or Brooke T. Feinstein, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Stockholders Meeting”) of IDW Media Holdings, Inc. to be held at Offices of IDW Media Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102 on April 5, 2022 at 12:00 p.m., and any adjournment or postponement of the Annual Stockholders Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Stockholders Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE LISTED NOMINEES FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSALS 2 & 3.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF
IDW MEDIA HOLDINGS, INC.

APRIL 5, 2022

PROXY VOTING INSTRUCTIONS

INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
Vote online until 11:59 PM EST the day before the meeting.
MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.
IN PERSON — You may vote your shares in person by attending the Annual Stockholders Meeting.	COMPANY NUMBER

GO GREEN — e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

ACCOUNT NUMBER

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR”
THE LISTED NOMINEES AND “FOR” PROPOSALS 2 & 3.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1. Election of Directors: NOMINEES:				3. To ratify the appointment of Zwick & Banyai, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2022.	☐	☐	☐
Sanford R. Climan	☐	☐	☐
Perry Davis	☐	☐	☐
Allan I. Grafman	☐	☐	☐
Amy Jonas	☐	☐	☐
Howard S. Jonas	☐	☐	☐
Irwin Katsof	☐	☐	☐
Christopher McGurk	☐	☐	☐

2. To approve an amendment to the IDW Media Holdings, Inc. 2019 Stock Option and Incentive Plan that will increase the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 1,850,000.

	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐
Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.